FINANCIAL INVESTORS TRUST

ALPS/STERLING ETF TACTICAL ROTATION FUND

 (the “Fund”)

SUPPLEMENT DATED AUGUST 5, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2015, AS SUPPLEMENTED

The paragraph under the sub-section “Full Portfolio Holdings” under the “Disclosure of Portfolio Holdings” section in the Fund’s Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

Except as set forth in this Policy, the full holdings of a Fund will be disclosed on a quarterly basis on forms required to be filed with the U.S. Securities and Exchange Commission (“SEC”) as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov. The RiverFront Global Growth Fund, the RiverFront Dynamic Equity Income Fund, the RiverFront Global Allocation Fund, the RiverFront Moderate Growth & Income Fund and the RiverFront Conservative Income Builder Fund currently authorize monthly dissemination of full holdings of a Fund after a ten (10) calendar day lag. The ALPS/CoreCommodity Management CompleteCommodities Strategy Fund currently authorizes monthly dissemination of full holdings of the Fund after a thirty (30) calendar day lag. The ALPS/Sterling ETF Tactical Rotation Fund currently authorizes monthly dissemination of full holdings after a five (5) calendar day lag.

Please retain this supplement for future reference.